UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2013

BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 478-0500

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        Subsequent to the issuance of financial statements contained in a registration statement on Form S-4 (the "Form S-4") which was filed by BioSante Pharmaceuticals, Inc. ("BioSante") in connection with its proposed merger with ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. ("ANI") and declared effective by the Securities and Exchange Commission (the "SEC") on January 22, 2013, management of BioSante discovered a misstatement in its statements of stockholders' equity for the years ended December 31, 2011, 2010 and 2009 and balance sheets as of December 31, 2011 and 2010.

        The financial statements contained in BioSante's annual report on Form 10-K for the year ended December 31, 2011 and subsequent quarterly reports on Form 10-Q do not contain the misstatement.

        The misstatement in the statements of stockholders' equity for the years ended December 31, 2011, 2010 and 2009 contained in the Form S-4 was the result of an inadvertent error in calculating the impact of BioSante's one-for-six reverse stock split effected on June 1, 2012. The line item reflecting $36,800,043 of common shares issued pursuant to BioSante's merger transaction with Cell Genesys, Inc. during the year ended December 31, 2009 was inadvertently adjusted downward to $6,133,340 in connection with the recording of the stock split. However, this amount should not have been adjusted but should have remained at $36,800,043. This error was similarly made to the Total column for that line item and then carried through to each of the Balance line items as of December 31, 2009, 2010 and 2011. As a result of the error in the Balance line items as of December 31, 2011 and 2010 in the statements of stockholders' equity, the Stockholders' equity line item for common stock in the balance sheets as of December 31, 2011 and 2010 were understated by $30,666,703, resulting in Total stockholders' equity and Total liabilities and stockholders' equity being understated by the same amount.

        BioSante is filing this current report on Form 8-K to include audited financial statements for the years ended December 31, 2011, 2010 and 2009 correcting the foregoing misstatement.

        The information contained in Exhibit 99.1 to this report is incorporated by reference in this Item 8.01 and should be read in conjunction with, and as a supplement to, information contained in the Form S-4, BioSante's annual report on Form 10-K for its fiscal year ended December 31, 2011 and quarterly report on Form 10-Q for the quarterly period ended September 30, 2012 and any other reports or filings made by BioSante with the Securities and Exchange Commission. For reference to BioSante's annual financial statements, please read BioSante's corrected annual financial statements in this report instead of BioSante's financial statements in the Form S-4.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of BioSante Pharmaceuticals, Inc. for the years ended December 31, 2011, 2010 and 2009 (filed herewith)

Exhibit No.	Description
101
The following financial statements of BioSante Pharmaceuticals, Inc., formatted in XBRL (Extensible Business Reporting Language): (i) Balance Sheets as of December 31, 2011 and 2010, (ii) Statements of Operations for the years ended December 31, 2011, 2010 and 2009, (iii) Statements of Stockholders' Equity for the years ended December 31, 2011, 2010 and 2009, (iv) Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, and (v) Notes to Financial Statements (furnished herewith)*

*
Pursuant to Rule 406T of Regulation S-T, the XBRL related information in Exhibit 101 to this report shall be deemed to be not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be deemed part of a registration statement, prospectus or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

Important Additional Information for Investors and Stockholders

        This communication is being made in respect of the proposed merger between BioSante and ANI and related matters involving BioSante and ANI. In connection with the proposed transaction, BioSante has filed with the SEC and the SEC has declared effective a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. Investors and security holders are urged to read the joint proxy statement/prospectus (including any amendments or supplements) and other documents filed with the SEC carefully in their entirety because they contain important information about BioSante, ANI and the proposed transaction.

        Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by BioSante at the SEC's web site at www.sec.gov. Free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC also can be obtained by directing a request to BioSante, Attention: Investor Relations, telephone: (847) 478-0500. In addition, investors and security holders may access copies of the documents filed with the SEC by BioSante on BioSante's website at www.biosantepharma.com.

        BioSante and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction described in this release. Information regarding BioSante's directors and executive officers is available in BioSante's annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 13, 2012 and BioSante's definitive proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 9, 2012. If and to the extent that any of the BioSante participants will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this release, the details of those benefits will be described in the definitive joint proxy statement/prospectus relating to the proposed transaction. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of BioSante's directors and executive officers in the proposed transaction by reading the definitive joint proxy statement/prospectus.

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.
By:	/s/ PHILLIP B. DONENBERG Phillip B. Donenberg Senior Vice President of Finance, Chief Financial Officer and Secretary

Dated: January 28, 2013

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Audited Financial Statements of BioSante Pharmaceuticals, Inc. for the years ended December 31, 2011, 2010 and 2009	Filed herewith
101
	The following financial statements of BioSante Pharmaceuticals, Inc., formatted in XBRL (Extensible Business Reporting Language): (i) Balance Sheets as of December 31, 2011 and 2010, (ii) Statements of Operations for the years ended December 31, 2011, 2010 and 2009, (iii) Statements of Stockholders' Equity for the years ended December 31, 2011, 2010 and 2009, (iv) Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, and (v) Notes to Financial Statements*	Furnished herewith

*
Pursuant to Rule 406T of Regulation S-T, the XBRL related information in Exhibit 101 to this report shall be deemed to be not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be deemed part of a registration statement, prospectus or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.